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                                                                   EXHIBIT 10.24


                                  ENGAGE, INC.

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

          This AMENDED AND RESTATED INVESTOR RIGHTS Agreement dated as of June 19, 2000 (the "Agreement"), is entered into by and between Engage, Inc., a Delaware corporation (formerly, Engage Technologies, Inc., the "Company"), and CPQ Holdings, Inc., a Delaware corporation (the "Investor").

                                    RECITALS

          WHEREAS, the Company and the Investor, among others, are party to that certain Common Stock Purchase Agreement of even date herewith (the "Purchase Agreement");

          WHEREAS, in order to induce the Investor to enter into the Purchase Agreement, the Company has agreed to provide for certain arrangements with respect to the registration of shares of capital stock of the Company under the Securities Act of 1933, as amended;

          WHEREAS, the Company and the Investor are party to that certain Stock Purchase Agreement (the "Prior Purchase Agreement") and that certain Investor Rights Agreement (the "Prior Rights Agreement"), each dated as of July 11, 1999; and

          WHEREAS, in connection herewith, the parties have agreed to amend and restate the Prior Rights Agreement in its entirety in the manner set forth herein:

          NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement and the Purchase Agreement, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

     1.   CERTAIN DEFINITIONS.


          As used in this Agreement, the following terms shall have the following respective meanings:

          "CMGI" means CMGI, Inc., a Delaware corporation, and any other holder of shares of Common Stock entitled to the benefits of that certain Investor Rights Agreement dated as of July 23, 1999, as amended, by and between the Company and CMGI.

          "COMMISSION" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

          "COMMON STOCK" means the common stock, $.01 par value per share, of the Company.

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          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

          "OTHER HOLDERS" shall have the meaning set forth in Section 2.1(a)(i).

          "PROSPECTUS" mews the prospectus included in any Registration Statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          "REGISTRATION STATEMENT" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8, Form S-4, or their successors, or any other form for a similar limited purpose, any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation), and any registration initiated by any stockholder of the Company (other than CMGI, Inc.).

          "REGISTRATION EXPENSES" means the expenses described in Section 2.5.

          "REGISTRABLE SHARES" means (i) the shares of common stock purchased by the Investor pursuant to the Purchase Agreement and the Prior Purchase Agreement and (ii) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); PROVIDED, HOWEVER, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon (i) any sale pursuant to a Registration Statement or Rule 144 under the Securities Act or
(ii) any sale in any manner to a person or entity which, by virtue of Section 3 of this Agreement, is not entitled to the rights provided by this Agreement.

          "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

          "SELLING STOCKHOLDER" means any Stockholder owning Registrable Shares included in a Registration Statement.

          "STOCKHOLDER" means any of the Investor and any affiliate of the Investor to whom the rights granted under this Agreement are transferred by the Investor, pursuant to Section 3 hereof.

     2.   REGISTRATION RIGHTS.


          2.1  REQUEST FOR REGISTRATION.


               (a) If the Company shall receive at any time on or after October 1, 2000, a written request from any Stockholder that the Company file a registration statement under the Securities Act covering the registration of at least fifty percent (50%) of the

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Registrable Shares (or a lesser percent if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $20,000,000), then the Company shall:

                    (i) within ten (10) days of receipt thereof, give notice to CMGI and all other stockholders entitled to include shares therein ("Other Holders"); and

                    (ii) use commercially reasonable efforts to effect as soon as practicable, and in any event within sixty (60) days of the receipt of such request, the registration under the Securities Act of such Registrable Shares, subject to the limitations of subsection (b) below.

               (b)  If the registration pursuant to this Section 2.1 or Section
2.3 involves an underwriting, the right of any Stockholder to include its Registrable Shares in such registration pursuant to this Section 2.1 or Section
2.3 shall be conditioned upon such Stockholder's participation in such underwriting on the terms set forth herein. All Stockholders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriting selected for the underwriting by the Company. Notwithstanding any other provision of this Section 2.1 or Section 2.3, if the managing underwriter determines that the inclusion of all shares requested to be registered would adversely affect the offering the Company may limit the number of securities held by the holders of securities to be included in the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares that are entitled to be included in the registration and underwriting shall be allocated in the following manner. The securities of the Company held by holders other than Stockholders and Other Holders shall be excluded from such registration and underwriting to the extent deemed advisable by the managing underwriter, and, if a further limitation on the number of shares is required, the number of shares that may be included in such registration and underwriting shall be allocated among all Stockholders and Other Holders requesting registration in proportion, as nearly as practicable, to the respective number of shares of Common Stock which they held at the time the Company gives the notice specified in Section 2.1(a)(i) or Section 2.3(a); PROVIDED, HOWEVER, that in no event shall the number of Registrable Shares comprise less than fifty percent (50%) of the securities to be registered in such offering. If any Stockholder or Other Holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall, be allocated among other requesting Stockholders and Other Holders pro rata in the manner described in the preceding sentence. If any holder of Registrable Shares or any Other Holder disapproves of the terms of any such underwriting such person may elect to withdraw therefrom by written notice to the Company, and any Registrable Shares or other securities excluded or, withdrawn from such underwriting shall be withdrawn from such registration.

               (c) Notwithstanding the foregoing, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 2.1:

                    (i) if the Company shall furnish to the Stockholders, a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to


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defer taking action with respect to such filing for a period of not more than ninety (90) days after receipt of the request of the Stockholders; PROVIDED, HOWEVER, that the Company may not utilize this right more than once in any twelve-month period;

                    (ii) after the Company has effected an aggregate of two (2) registrations pursuant to this Section 2.1 or Section 2.3 and such registrations have been declared or ordered effective;

                    (iii) if the Company has, within the twelve (12) months preceding the date of such request, already effected one (1) registration for the Stockholder pursuant to this Section 2.1;

                    (iv) during the period starting with the date thirty (30) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration subject to Section 2.2 hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                    (v) if such Registrable Shares may be sold pursuant to Rule 144(k) under the Securities Act and represent less than one percent (1%) of the then outstanding shares of Common Stock;

                    (vi) if such Registrable Shares may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.3 below; or

                    (vii) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

          2.2  INCIDENTAL REGISTRATION.


               (a) Whenever the Company proposes to file a Registration Statement at any time and from time to time, it will prior to such filing, give written notice to all Stockholders of its intention to do so; PROVIDED, HOWEVER, that no such notice need be given if no Registrable Shares are to be included therein as a result of a determination of the managing underwriter pursuant to
Section 2.2(b). Upon the written request of a Stockholder or Stockholders given within fifteen (15) days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Stockholder or Stockholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified m the request of such Stockholder or Stockholders; PROVIDED, HOWEVER, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2.2 without obligation to any Stockholder. Notwithstanding any other provision of this Agreement seemingly to the contrary, the Stockholders shall have no right under this Agreement to require the Company to register any Registrable Securities under the Securities Act as part of any registration initiated by CMGI.


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               (b)  If the registration, for which the Company gives notice pursuant to Section 2.2(a) involves an underwriting, the Company shall so advise the Stockholders as a part of the written notice given pursuant to Section 2.2(a). In such event, the right of any Stockholder to include its Registrable Shares in such registration pursuant to this Section 2.2 shall be conditioned upon such Stockholder's participation in such underwriting on the terms set forth herein. All Stockholders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriting selected for the underwriting by the Company. Notwithstanding any other provision of this Section 2.2, if the managing underwriter determines that the inclusion of all shares requested to be registered would adversely affect the offering the Company may limit the number of Registrable Shares to be included in the registration and underwriting. The Company shall so advise all holders of Registrable Shares requesting registration, and the number of shares that are entitled to be included in the registration and underwriting shall be allocated in the following manner. The securities of the Company held by holders other than Stockholders or Other Holders shall be excluded from such registration and underwriting to the extent deemed advisable by the managing underwriter, and, if a further limitation on the number of shares is required, the number of shares that may be included in such registration and underwriting shall be allocated among all Stockholders and Other Holders requesting registration in proportion, as nearly as practicable, to the respective number of shares of Common Stock which they held at the time the Company gives the notice specified in Section 2.2(a). If any Stockholder or Other Holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall, be allocated among other requesting Stockholders and Other Holders pro rata in the manner described in the preceding sentence. If any holder of Registrable Shares or any Other Holder disapproves of the terms of any such underwriting such person may elect to withdraw therefrom by written notice to the Company, and any Registrable Shares or other securities excluded or, withdrawn from such underwriting shall be withdrawn from such registration.

               (c) Notwithstanding the foregoing, the Company shall not be required, pursuant to this Section 2.2, to include any Registrable Shares in a Registration Statement if such Registrable Shares can then be sold pursuant to Rule 144(k) under the Securities Act and represent less than one percent (1%) of the then outstanding shares of Common Stock.

          2.3 FORM S-3 REGISTRATION. In case the Company shall receive a written request from any Stockholder that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to at least fifty percent (50%) of the Registrable Shares (or a lesser percent if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $10,000,000), the Company will:

               (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to the Other Holders; and

               (b) use commercially reasonable efforts to effect as soon as practicable but in no event later than thirty (30) days after the receipt of the request for registration from the Stockholder, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the Registrable Shares as are specified in such request, together with all or such portion of securities


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of any Other Holder joining in such request as are specified in a written request given within five (5) days after receipt of such written notice from the Company, subject to the limitations of Section 2.1(b). Notwithstanding the foregoing, the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this section 2.3: (i) if Form S-3 is not available for such offering; (ii) if the Company shall furnish to the Stockholders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Stockholders under this Section 2.3; provided, however, that the Company shall not utilize this right more than twice in any twelve month period; (iii) if the Company has already effected an aggregate of two (2) registrations on Form S-1 or S-3 for the Stockholders pursuant to Section 2.1 or this Section 2.3; (iv) during the period starting with the date thirty (30) days prior to the Company's good faith estimate of the date of filing of, and ending on a date sixty (60) days after the effective date of, a registration subject to Section 2.2 hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; (v) prior to October 1, 2000; (vi) if such Registrable Shares may be sold pursuant to Rule 144(k) under the Securities Act and represent less than one percent (1%) of the then outstanding shares of Common Stock; or (vii) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

               (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Shares and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Stockholders and Other Holders.

          2.4  REGISTRATION PROCEDURES.

               (a) If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares under the Securities Act, the Company shall:

                    (i) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become effective as soon as possible;

                    (ii) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to comply with the provisions of the Securities Act (including the anti-fraud provisions thereof) and to keep the Registration Statement effective for twelve (12) months from the effective date or such lesser period until all such Registrable Shares are sold;

                    (iii) as expeditiously as possible furnish to each Selling Stockholder such reasonable numbers of copies of the Prospectus, in conformity with the Securities Act, and such other documents as such Selling Stockholder may reasonably request in

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order to facilitate the public sale or other disposition of the Registrable
Shares owned by such Selling Stockholder;

                    (iv) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the Selling Stockholder; PROVIDED, HOWEVER, that the Company shall not be required in connection with this paragraph (iv) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

                    (v) as expeditiously as possible, cause all such Registrable Shares to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed; and

                    (vi) promptly make available for inspection by the Selling Stockholders, any managing underwriter participating in any disposition pursuant to such Registration Statement and any attorney or accountant or other agent retained by any such underwriter or selected by the Selling Stockholders, an financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement.

               (b) If the Company has delivered a Prospectus to the Selling Stockholders and after having done so the Prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Stockholders and, if requested, the Selling Stockholders shall immediately cease making offers of Registrable Shares and return all Prospectuses to the Company. The Company shall promptly provide the Selling Stockholders with revised Prospectuses and, following receipt of the revised Prospectuses, the Selling Stockholders shall be free to resume making offers of the Registrable Shares.

               (c) In the event that, in the judgment of the Company, it is advisable to suspend use of a Prospectus included in a Registration Statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company, the Company shall notify all Selling Stockholders to such effect, and, upon receipt of such notice, each such Selling stockholder shall immediately discontinue any sales of Registrable Shares pursuant to such Registration Statement until such Selling Stockholder has received copies of a supplemented or amended Prospectus or until such Selling Stockholder is advised in writing by the Company that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under this
Section 2.4(c) to suspend sales of Registrable Shares for a period in excess of ninety (90) days in any 365-day period,


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          2.5  ALLOCATION OF EXPENSES. The Company will pay all Registration
Expenses for all registrations under this Agreement. For purposes of this Section, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company, state Blue Sky fees and expenses, and the expense of any special audit incident to or required by any such registration and fees and expenses of counsel for the Stockholders.

          2.6  INDEMNIFICATION AND CONTRIBUTION.

               (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, and such seller's agents, employees, directors and officers (collectively, "Seller's Agents"), each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, Seller's Agents, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such seller, Seller's Agents, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, Seller's Agents, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing by or on, behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

               (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were referred under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or


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supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; PROVIDED, HOWEVER, that the obligations of a Stockholder hereunder shall be limited to an amount equal to the net proceeds to such Stockholder of Registrable Shares sold in connection with such registration.

               (c) Each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; PROVIDED, HOWEVER, that counsel for the Indemnifying Party, who conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); PROVIDED, FURTHER the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section except to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such party's expense; PROVIDED, HOWEVER, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; PROVIDED FURTHER that in no event shall the Indemnifying Party be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. The Indemnifying Party also shall be responsible for the expenses of such defense if the Indemnifying Party does not elect to assume such defense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

               (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 2.6 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Stockholder on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Stockholders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or the Stockholders and the parties' relative intent, knowledge access to information and opportunity to correct or prevent



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such statement or omission. The Company and the Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 2.6 were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph of Section 2.6, (a) in no case shall any one Stockholder be liable or responsible for any amount in excess of the net proceeds received by such Stockholder from the offering of Registrable Shares and (b) the Company shall be liable and responsible for any amount in excess of such proceeds; PROVIDED, HOWEVER, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or providing against such party in respect of which a claim for contribution may be made against party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties, from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld.

          2.7 INFORMATION BY HOLDER. Each holder of Registrable Shares included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall, be required in connection with any registration, qualification or compliance referred to in this Agreement.

     3.   TRANSFERS OF RIGHTS. The rights and obligations of the Investor under
Section 2 may be assigned solely to any affiliate(s) of the Investor. In the event of any such assignment, the transferee must provide written notice of such assignment to the Company and agree in writing to be bound by the applicable provisions of this Agreement.

     4.   GENERAL.

               (a) SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability, of any other provision of this Agreement.

               (b) SPECIFIC PERFORMANCE. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Investor shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

               (c) GOVERNING LAW. This Agreement shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts (without reference to the conflicts of law provisions thereof).

               (d) NOTICES. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (i) two business days


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after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

          If to the Company, at 100 Brickstone Square, Andover, Massachusetts 01810, Attention: President, or at such other address or addresses as may have been furnished in writing by the Company to the Investor, with a copy to (i) Mark G. Borden Esq., Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109-1803, and (ii) Constantine Alexander, Esq., Nutter McClennen & Fish LLP, One International Place, Boston, MA 02110-2699;

          If to the Investor, at the address, set forth herewith its signature hereto with a copy to General Counsel (Office of the Corporate Secretary), CPQ Holdings, Inc., c/o Compaq Computer Corporation, 20555 State Highway 249, Houston, Texas 77070-2698;

          Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

               (e) COMPLETE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter including, without limitation, the Prior Rights Agreement.

               (f) AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Investor.

               (g) PRONOUNS. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

               (h) COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

               (i) SECTION HEADINGS. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.


                           [Signature Pages to Follow]

          Executed as of the date first written above.

                                        COMPANY:

                                        ENGAGE, INC.



                                        By:  /s/ Stephen A. Royal
                                            -----------------------------------
                                        Name: Stephen A. Royal
                                            -----------------------------------
                                                  CFO
                                         Title: -------------------------------



                                        INVESTOR:

                                        CPQ HOLDINGS, INC.



                                        By:  /s/ Jesse A. Greene, Jr.
                                            -----------------------------------
                                        Name: Jesse A. Greene, Jr.
                                            -----------------------------------
                                                  President
                                         Title: -------------------------------